UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 3, 2005


                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


DELAWARE                                001-14995                13-4056901
--------                                ---------                ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
OF INCORPORATION)                                              IDENTIFICATION)


             2180 STATE ROAD 434 WEST, SUITE 4150 LONGWOOD FL 32779

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (407) 682-5051
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01  OTHER EVENTS.

The Company entered into an agreement as of October 3, 2005 with the New York State Department of Taxation and Finance whereby it paid approximately $298,000 to the New York State Department of Taxation and Finance for settlement of a sales tax audit. The settlement amount has been accounted for as an accrued expense at September 30, 2005 and was charged to expenses in the Company's 10-QSB as filed for the quarter ended September 30, 2005.




                                            SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Longwood, Florida
       December 12, 2005

                              Accufacts Pre-Employment Screening, Inc.

                              By: /S/  PHILIP LUIZZO
                                  ------------------
                                  Philip Luizzo
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER